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                                                                Exhibit 10 iii


                               AMENDMENT NO. 1 TO

                             DEATH BENEFIT AGREEMENT

         THIS AMENDMENT is made this ____ day of ____________, 2003, by Allen Telecom Inc. (hereinafter referred to as the "Company").

                              W I T N E S S E T H:

         WHEREAS, the Company entered into a DEATH BENEFIT AGREEMENT (the "Agreement") by and between the Company and ________________________ (the "Employee"), dated as of ______________ ___, 2003;

         WHEREAS, the Company and the Employee have reserved the right, pursuant to Paragraph A of Section 10 of the Agreement, to further amend the Agreement.

         NOW, THEREFORE, the Company and the Employee do hereby amend the Agreement as follows:

                                       I.

         Effective as of ____________ ___, 2003, Paragraph A of Section 3 of the Agreement is hereby amended in its entirety to read as follows:

         "A. A lump sum equal to (i) or (ii) below shall be paid to the beneficiary or beneficiaries designated on Schedule "A":

             (i) if the Employee dies while employed by Allen, an Affiliate or any successor, (x) 500% of the Employee's Annual Compensation as of the date of his death minus (y) the amount the employee is entitled to receive upon his death under the Company's group-term life insurance policy, and

             (ii) if the Employee dies following his employment with Allen, an Affiliate or any successor, 250% of the Employee's highest Annual Compensation in the five years preceding his termination of employment with Allen, an Affiliate or any successor."


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                                       II.

         Effective as of ____________ ___, 2003, Section 7 of the Agreement is hereby amended in its entirety to read as follows:

         "7. Termination of Agreement - This Agreement shall terminate upon the death of the Employee, provided that the Company shall provide such cooperation as may be necessary following the death of the Employee to cause the proceeds under the Policy to be paid to the Employee's beneficiary or beneficiaries."

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the ______ day of ________________, 2003.



                                 -----------------------------------------------
                                 EMPLOYEE


                                 ALLEN TELECOM INC.


                                 By:____________________________________________
                                 Title:_________________________________________